                                  APPENDIX A
                                      TO
                        ADMINISTRATIVE AGENCY AGREEMENT

                           Dated as of April 1, 2016

The following is a list of Trusts and Funds for which the Administrator shall provide services (as those services are described in Appendix B). This Appendix A may be amended to include or delete Trusts, Funds or services provided an executed copy of such revised Appendix is provided to the
Administrator:

Open-End Funds

                                            Fund
                                            Accounting /
                                 Conversion Treasurer     SEC Yield         Compliance       Expense
Trust            Fund            Date       Support       Calculation  SOI  Monitoring  Tax  Administration
-----            ----            ---------- ------------  -----------  ---  ----------  ---  --------------

Pioneer Bond     Pioneer Bond    March 5,   [X]           [X]               [X]
Fund             Fund            2012

Pioneer          Pioneer         March 5,   [X]                             [X]
Emerging         Emerging        2012
Markets Fund     Markets Fund

Pioneer Equity   Pioneer Equity  March 5,   [X]           [X]               [X]
Income Fund      Income Fund     2012

Pioneer Fund     Pioneer Fund    March 5,   [X]           [X]               [X]
                                 2012

Pioneer High     Pioneer High    March 5,   [X]           [X]               [X]
Yield Fund       Yield Fund      2012

Pioneer Asset    Pioneer         n/a        [X]                        [X]  [X]         [X]  [X]
Allocation Trust Solutions -
                 Conservative
                 Fund

                 Pioneer         n/a        [X]                        [X]  [X]         [X]  [X]
                 Solutions
                 Growth Fund

                 Pioneer         n/a        [X]                        [X]  [X]         [X]  [X]
                 Solutions -
                 Balanced Fund

Pioneer Mid Cap  Pioneer Mid     March 5,   [X]                             [X]
Value Fund       Cap Value Fund  2012

Pioneer Money    Pioneer U.S.    March 5,   [X]                        [X]  [X]         [X]  [X]
Market Trust     Government      2012
                 Money Market
                 Fund

Pioneer Real     Pioneer Real    March 5,   [X]           [X]               [X]
Estate Shares    Estate Shares   2012

                                            Fund
                                            Accounting /
                                 Conversion Treasurer     SEC Yield         Compliance       Expense
Trust            Fund            Date       Support       Calculation  SOI  Monitoring  Tax  Administration
-----            ----            ---------- ------------  -----------  ---  ----------  ---  --------------

Pioneer Series   Pioneer         March 5,   [X]           [X]               [X]
Trust II         AMT-Free        2012
                 Municipal Fund

                 Pioneer Select  March 5,   [X]                             [X]
                 Mid Cap Growth  2012
                 Fund

Pioneer Series   Pioneer         March 5,   [X]                             [X]
Trust III        Disciplined     2012
                 Value Fund

Pioneer Series   Pioneer         March 5,   [X]           [X]               [X]
Trust IV         Classic         2012
                 Balanced Fund

                 Pioneer         March 5,   [X]           [X]               [X]
                 Multi-Asset     2012
                 Income Fund

Pioneer Series   Pioneer Global  March 5,   [X]                             [X]
Trust V          Equity Fund     2012

                 Pioneer High    March 5,   [X]           [X]               [X]
                 Income          2012
                 Municipal Fund

                 Pioneer         n/a        [X]           [X]               [X]
                 Long/Short Bond

                 Pioneer         n/a        [X]           [X]               [X]
                 Long/Short
                 Opportunistic
                 Credit

                 Pioneer         n/a        [X]           [X]               [X]
                 Absolute
                 Return Bond
                 Fund

Pioneer Series   Pioneer         March 5,   [X]           [X]               [X]
Trust VI         Floating Rate   2012
                 Fund

                 Pioneer         March 5,   [X]                             [X]
                 Flexible        2012
                 Opportunities
                 Fund

                 Pioneer Cayman  March 5,   [X]                             [X]
                 Commodity Fund  2012
                 LTD

Pioneer Series   Pioneer Global  March 5,   [X]           [X]               [X]
Trust VII        High Yield Fund 2012

                 Pioneer Global  March 5,   [X]           [X]               [X]
                 Multisector     2012
                 Income Fund

                                            Fund
                                            Accounting /
                                 Conversion Treasurer     SEC Yield         Compliance       Expense
Trust            Fund            Date       Support       Calculation  SOI  Monitoring  Tax  Administration
-----            ----            ---------- ------------  -----------  ---  ----------  ---  --------------

Pioneer Series   Pioneer         March 5,   [X]                             [X]
Trust VIII       International   2012
                 Equity Fund

Pioneer Series   Pioneer         March 5,   [X]           [X]               [X]
Trust X          Dynamic Credit  2012
                 Fund

                 Pioneer         March 5,   [X]                             [X]
                 Fundamental     2012
                 Growth Fund

                 Pioneer         March 5,   [X]           [X]               [X]
                 Multi-Asset     2012
                 Ultra Short
                 Income Fund

Pioneer Series   Pioneer Core    March 5,   [X]                             [X]
Trust XI         Equity Fund     2012

Pioneer Series   Pioneer         March 5,   [X]                             [X]
Trust XII        Disciplined     2012
                 Growth Fund

Pioneer Short    Pioneer Short   March 5,   [X]           [X]               [X]
Term Income Fund Term Income     2012
                 Fund

Pioneer          Pioneer         March 5,   [X]           [X]               [X]
Strategic        Strategic       2012
Income Fund      Income Fund

Pioneer          Pioneer Bond    March 5,   [X]           [X]               [X]
Variable         VCT Portfolio   2012
Contracts Trust
                 Pioneer         March 5,   [X]                             [X]
                 Disciplined     2012
                 Value VCT
                 Portfolio

                 Pioneer         March 5,   [X]                             [X]
                 Emerging        2012
                 Markets VCT
                 Portfolio

                 Pioneer Equity  March 5,   [X]                             [X]
                 Income VCT      2012
                 Portfolio

                 Pioneer Fund    March 5,   [X]                             [X]
                 VCT Portfolio   2012

                 Pioneer Select  March 5,   [X]                             [X]
                 Mid Cap Growth  2012
                 VCT Portfolio

                 Pioneer High    March 5,   [X]           [X]               [X]
                 Yield VCT       2012
                 Portfolio

                 Pioneer Mid     March 5,   [X]                             [X]
                 Cap Value VCT   2012

                                            Fund
                                            Accounting /
                                 Conversion Treasurer     SEC Yield         Compliance       Expense
Trust            Fund            Date       Support       Calculation  SOI  Monitoring  Tax  Administration
-----            ----            ---------- ------------  -----------  ---  ----------  ---  --------------
                 Portfolio

                 Pioneer Real    March 5,   [X]                             [X]
                 Estate Shares   2012
                 VCT Portfolio

                 Pioneer         March 5,   [X]           [X]               [X]
                 Strategic       2012
                 Income VCT
                 Portfolio

Closed-End Funds

                                            Fund
                                            Accounting /
                                 Conversion Treasurer     SEC Yield         Compliance       Expense
Trust            Fund            Date       Support       Calculation  SOI  Monitoring  Tax  Administration
-----            ----            ---------- ------------  -----------  ---  ----------  ---  --------------

Pioneer          Pioneer         May 2,     [X]           [X]          [X]  [X]         [X]  [X]
Diversified      Diversified     2012
High Income      High Income
Trust            Trust

Pioneer          Pioneer         April 2,   [X]           [X]          [X]  [X]         [X]  [X]
Floating Rate    Floating Rate   2012
Trust            Trust

Pioneer High     Pioneer High    April 2,   [X]           [X]          [X]  [X]         [X]  [X]
Income Trust     Income Trust    2012

Pioneer ILS      Pioneer ILS     n/a        [X]           [X]               [X]
Interval Fund    Interval Fund

Pioneer          Pioneer         May 2,     [X]           [X]          [X]  [X]         [X]  [X]
Municipal High   Municipal High  2012
Income Trust     Income Trust

Pioneer          Pioneer         April 2,   [X]           [X]          [X]  [X]         [X]  [X]
Municipal High   Municipal High  2012
Income           Income
Advantage Trust  Advantage Trust

BROWN BROTHERS HARRIMAN & CO.

By:     /s/ Elizabeth E. Prickett
        -----------------------------

Name:   Elizabeth E. Prickett
Title:  Managing Director
Date:   April 29, 2016

PIONEER INVESTMENT MANAGEMENT, INC.        Each TRUST listed above,
                                           on behalf of the above-named Funds

By:     /s/ Mark E. Bradley                By:     /s/ Mark E. Bradley
        -----------------------------              ----------------------------

Name:   Mark E. Bradley                    Name:   Mark E. Bradley
Title:  Vice President                     Title:  Vice President
Date:   April 30, 2016                     Date:   April 30, 2016